SUB-ITEM 77Q1 (e)

             INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Bond Fund, Invesco Van Kampen California Value Municipal Income Trust, Invesco Van Kampen Dynamic Credit Opportunities Fund, Invesco Van Kampen Exchange Fund, Invesco Van Kampen High Income Trust II, Invesco Van Kampen Massachusetts Value Municipal Income Trust, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust, Invesco Van Kampen Ohio Quality Municipal Trust, Invesco Van Kampen Pennsylvania Value Municipal Income Trust, Invesco Van Kampen Select Sector Municipal Trust, Invesco Van Kampen Senior Income Trust, Invesco Van Kampen Senior Loan Fund, Invesco Van Kampen Trust for Insured Municipals, Invesco Van Kampen Trust for Investment Grade Municipals, Invesco Van Kampen Trust for Investment Grade New Jersey Municipals and Invesco Van Kampen Trust for Investment Grade New York Municipals (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibit A), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibit A (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary or non-routine items;
(v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibit A. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

                                                               SUB-ITEM 77Q1 (e)

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

             INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
             INVESCO VAN KAMPEN BOND FUND
             INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
             INVESCO VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
             INVESCO VAN KAMPEN EXCHANGE FUND
             INVESCO VAN KAMPEN HIGH INCOME TRUST II
             INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
             INVESCO VAN KAMPEN MUNICIPAL TRUST
             INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
             INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
             INVESCO VAN KAMPEN SENIOR INCOME TRUST
             INVESCO VAN KAMPEN SENIOR LOAN FUND
             INVESCO VAN KAMPEN TRUST FOR INSURED MUNICIPALS
             INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
             INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

             By: /s/ John M. Zerr

             Title: Senior Vice President

             INVESCO ADVISERS, INC.

             By: /s/ John M. Zerr

             Title: Senior Vice President
                                                         as of November 16, 2010

                          EXHIBIT "A" - RETAIL FUNDS(1)

               INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                       VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Advantage Municipal
 Income Trust                              Contractual              1.05%                June 1, 2010           June 30, 2012

                          INVESCO VAN KAMPEN BOND FUND

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                       VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Bond Fund                       Contractual              0.58%                June 1, 2010           June 30, 2012

           INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco  VK  California   Value  Muni
 Income Trust                              Contractual              1.05%                June 1, 2010           June 30, 2012

              INVESCO VAN KAMPEN DYNAMICS CREDIT OPPORTUNITIES FUND

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Dynamics Credit
 Opportunities Fund                        Contractual              2.22%                June 1, 2010           June 30, 2012

                        INVESCO VAN KAMPEN EXCHANGE FUND

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                       VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Exchange Fund                   Contractual              0.52%                June 1, 2010           June 30, 2012

                     INVESCO VAN KAMPEN HIGH INCOME TRUST II

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK High Income Trust II            Contractual              2.02%                June 1, 2010           June 30, 2012

         INVESCO VAN KAMPEN MASSACHUSETTES VALUE MUNICIPAL INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Massachusetts Value
  Municipal Income Trust                   Contractual              1.18%                June 1, 2010           June 30, 2012

                                                         as of November 16, 2010

                INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITIES TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco  VK  Municipal  Opportunities
 Trust                                     Contractual              1.03%                June 1, 2010           June 30, 2012

                       INVESCO VAN KAMPEN MUNICIPAL TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Municipal Trust                 Contractual              0.94%                June 1, 2010           June 30, 2012

                 INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------

Invesco  VK  Ohio  Quality  Municipal
 Trust                                     Contractual              1.02%                June 1, 2010           June 30, 2012

          INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                       VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Pennsylvania Value
 Municipal Income Trust                    Contractual              0.98%                June 1, 2010           June 30, 2012

                 INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco  VK Select  Sector  Municipal
 Trust                                     Contractual              1.07%                June 1, 2010           June 30, 2012

                     INVESCO VAN KAMPEN SENIOR INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Senior Income Trust             Contractual              2.07%                June 1, 2010           June 30, 2012

                       INVESCO VAN KAMPEN SENIOR LOAN FUND

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Senior Loan Fund
     Class A                               Contractual              1.53%(2)               June 1, 2010         June 30, 2012
     Class B                               Contractual              2.28%(2)               June 1, 2010         June 30, 2012
     Class C                               Contractual              2.28%(2)               June 1, 2010         June 30, 2012
     Class IB                              Contractual              1.53%                 June 1, 2010          June 30, 2012
     Class IC                              Contractual              1.53%(2)               June 1, 2010         June 30, 2012

                                                         as of November 16, 2010

                 INVESCO VAN KAMPEN TRUST FOR INSURED MUNICIPALS

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Trust for Insured
 Municipals                                Contractual              1.10%                June 1, 2010           June 30, 2012

            INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Trust for Investment
 Grade Municipals                          Contractual              0.99%                June 1, 2010           June 30, 2012

      INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco VK Trust for Investment
 Grade New Jersey Municipals               Contractual              1.08%                June 1, 2010           June 30, 2012

       INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
----                                      ------------           ----------           -----------------         -----------
Invesco   VK  Trust  for   Investment
 Grade New York Municipals                 Contractual              1.02%                June 1, 2010           June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributorors, Inc.